Exhibit 99.2

FORWARD LOOKING STATEMENTS
Statements in this PowerPoint presentation that are not strictly historical in nature constitute "forward-looking statements." Such statements include, but are not limited to, statements about BiovaxID and AutovaxID-C and any other statements relating to
Biovest's products, product candidates, and product development programs. Such statement may include, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates",
"estimates", "intends", "plans" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause
Biovest's actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of Biovest's clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in
Biovest's filings with the Securities and Exchange Commission. All forward looking statements are qualified in their entirety by this cautionary statement, and Biovest undertakes no obligation to revise or update this PowerPoint presentation to reflect events or circumstances after the date hereof.

BioVest: Corporate Overview
Company
Strong foundation in the GMP manufacture of biologics and nearly two decades of experience in automated cell culture instrumentation
AutovaxID-C
BiovaxID
Products
Opportunity
Revenue from sale of AutovaxID-C instruments potentially as early as 2006/2007
Revenue from commercial launch of BiovaxID potentially as early as 2009
Lead product target to treat 34,000 new indolent follicular  B cell lymphoma patients per year
164,000 new patients with B cell non-Hodgkin’s lymphoma
and related diseases each year worldwide
Only therapy shown in peer reviewed publication to induce
both clinical and molecular remission in patients with follicular lymphoma
Only therapy for follicular lymphoma being developed in
collaboration with the National Cancer Institute
Only autologous immunotherapy containing complete copy of
a patient’s own target protein.
Proprietary instruments offer technological and
economic advantages to BioVest
Believed to be the only scalable automated
manufacturing technology for biologics available today
Supports world-wide roll-out of BioVest personalized
medicine products
Positions BioVest to capitalize on the expected growth in
personalized medicine

Management Team
Formerly Staff Trial Attorney with the U.S. Securities and Exchange
Commission
Director of a number of entrepreneurial corporations
Background in domestic and international marketing and finance
Samuel Duffey, Esq
General Counsel
CFO for life science companies
Extensive background in public and private accounting, GAAP
accounting principles, SEC reporting requirements, Sarbanes Oxley compliance
Jim McNulty, CPA
Chief Financial Officer
Over 25 years experience managing R&D organizations
Former VP R&D Creative BioMolecules, an early leader in biological therapeutics
Carl M. Cohen, Ph.D.
Chief Operating Officer
President of The Center of Health Outcomes and Economics
at Bristol Meyers Squibb
Faculty positions at Columbia University, University of Toronto and the University of Kentucky
President and COO, Accentia Biopharmaceuticals
Steve Arikian, M.D.
Chairman of the Board, CEO
Experience Name

BioVest: Cutting Edge Therapeutics & Advanced
Instrumentation
–
BiovaxID:
In development for treatment of indolent
follicular lymphoma, a type of non-Hodgkin’s lymphoma
(NHL)
– NHLs: fifth leading cause of cancer death in the US
– 85-90% are of B-cell origin – target of BiovaxID
164,000 new cases  of B cell NHL and related diseases
per year worldwide
– Incidence of NHL is increasing 4% per year
80% increase between 1973 and 1997
Therapeutics
– AutovaxID-C: Advanced instrumentation for commercial
production of biological therapies
– Provides economic advantage to BioVest in the cost
effective manufacture of BiovaxID
– Revenues from sale of AutovaxID-C potentially as early as
2006/2007
– Key enabling technology for personalized medicines
– Market expected to grow rapidly with trend to
personalized medicines-total annual market for
AutovaxID-C >$200MM worldwide
Advanced
Instrumentation

B cell lymphomas and related diseases:  164,000 new cases
per year
52,000 15,500 19,000 17,500
4) Multiple Myeloma
163,650
63,600
13,750
34,300
Tot
37,700
12,600
2,800
6,800
ROW
1
57,300 68,650
Total
3) Aggressive NHLs
(e.g. Diffuse; Mantle-cell; Mediastinal
large-cell; Lymphoblastic; Burkitt-like;
Burkitt’s lymphoma)
2) Indolent NHLs – Other subtypes
(e.g., MALT; Nodal Small lymphocytic;)
1) Indolent Follicular NHL
Disease or category
22,000 29,000
4,800 6,150
11,500 16,000
Europe North
America
Estimated new cases per year
1:ROW: Rest of World
Note: Numbers reflect rounding.
Data for North-America covers US and Canada; Europe cover France, Germany, Italy, Spain, and the United Kingdom;
Sources: National Cancer Institute, 1999; Datamonitor OncoVision v3.0
This is the
indication being
investigated in
the current trial

Source: Redbook, IMS health, ING – April 2005; Companies’ websites – Nov. 2005
05/2002 12/1997 10/1998 02/2004 03/2004 Launch Date (US)
$260.8
$121,000
monoclonal
antibody
Metastatic
Colorectal
Erbitux ®
$479.0
$64,000
monoclonal
antibody
Breast Cancer
Herceptin ®
monoclonal
antibody
monoclonal
antibody
monoclonal
antibody
Type of Product
$23.6 $1,574.0 $554.6
2004 US Sales
($US, in MM)
NHL Follicular NHL
Metastatic
Colorectal
Tumor-type
$52,250
Avastin ®
$59,080
Rituxan ®
$60,000
Zevalin ®
Average Price per
Patient
($US)
Biotechnology cancer therapies command a premium price in
today’s market

BiovaxID pricing will reflect multiple market inputs
Phase 2 trial data indicates that BiovaxID results in longer disease free survival than the current most widely used therapy
Phase 2 trial data indicates that BiovaxID has fewer side-effects than passive immunotherapies
– BiovaxID targets only cancerous B lymphocytes)
– No-immunosuppression
Only immunotherapy shown in a peer reviewed publication
to induce molecular remission
BiovaxID is a single course therapy (no requirement for annual treatment)

B cell lymphoma and related diseases - illustrative
analysis of market potential
$1.0 B $0.8 B $0.6 B 8,200 5%
$9.8 B $8.2 B $5.75 B 82,400 50%
$14.8 B $12.3 B $8.6 B 123,000 75%
$19.7 B $16.4 B $11.5 B 164,000 100%
$4.9 B $4.1 B $2.9 B 41,200 25%
$2.0 B $1.6 B $1.2 B 16,400 10%
$120,000 $100,000 $70,000
Implied Annual Market
Size For Various Treatment Costs³
Implied patients
treated per year²
Illustrative Market
Penetration¹
1. Assumptions for illustrative purposes only
2. Based on a total of 164,000 new cases of B cell lymphoma and related diseases per year.  NB launch indication is follicular lymphoma, total of 34,000 new patients per year
3. For illustrative purposes only

BiovaxID works by stimulating the immune system to
destroy tumor cells but not normal cells
All NHL tumor cells have unique
markers on their surface
– The human immune system
does not recognize these as
foreign
– Thus the tumor cells can
proliferate
The unique  marker proteins
can be purified and modified to
make them look foreign to the
patients immune system to
generate a vaccine
The vaccine stimulates the
immune system to seek out and
destroy tumor cells and nothing
else
Tumor Biopsy
Vaccine Production –
create complete
idiotype antigen from
hybridomas
The idiotype (Id) of the
surface immunoglobulin
receptor is a clonal
marker – truly tumor
specific
Vaccinate
patient

BiovaxID is produced by a unique, patient-specific production process
Individualized vaccine made from surface proteins of the cancer cells induces an immune response against those cells
1) Biopsy - cancer cells are sampled
and idiotype for vaccine is identified
2) AutovaxID-C cell culture
produces large amounts of
idiotype
3) Purified idiotype
conjugated to a powerful
immune stimulant (KLH)
5) BiovaxID
triggers
anti-cancer
immune
response
4) BiovaxID administered
with a second immune
stimulant (GM-CSF)
BioVest’s automated AutovaxID-C
bioreactor with its
patient-specific
cartridge, produces
idiotype protein,
the core of the
BiovaxID cancer vaccine

BiovaxID complements current therapies for non-Hodgkin’s
lymphoma
Debulk Tumor
Designed to kill residual tumor cells
Designed to provide ongoing
immunosurveillance for recurrent tumor
Chemotherapy
Monoclonal antibodies
(e.g. Rituxan)
Radiation therapy
Surgery
Use Patients Tumor Cells
to Produce BiovaxID
Administer BiovaxID
1
2
3
1
2
3

BiovaxID – selected competitive therapies
Radioactive monoclonal antibody Monoclonal antibody  from cultured cells On market Bexxar GSK-Corixa
Radioactive monoclonal antibody Monoclonal antibody  from cultured cells On market Zevalin Biogen-IDEC
Monoclonal antibody Monoclonal antibody  from cultured cells On market Rituxan Biogen-IDEC
Type of antibody/drug Manufacturing approach Testing
status
Product
name
Company
Synthetic antibody - DNA splicing Produced by cultured insect cells Phase 3 FavID Favrille
Synthetic antibody  - DNA splicing Produced by cultured mouse cells Phase 3 MyVax Genitope
Monoclonal antibody vaccine – complete
copy of patient’s surface antigen
Monoclonal antibody – exclusive license from
Stanford for hybridoma technology
Phase 3 BiovaxID BioVest
Type of antibody/drug Manufacturing approach Testing
status
Product
name
Company
Autologous “active” immunotherapies
Non-specific “passive” immunotherapies
Novel Cisplatin formulation Patient specific heat shock proteins Phase 1 Acroplatin Antigenics
Type of antibody/drug Manufacturing approach Testing
status
Product
name
Company
Other

BiovaxID – vs. other NHL therapies
Compared to other autologous (patient specific) active immunotherapies for NHL
– Only therapy using a complete copy of patient’s own target antigen
– Only therapy using true monoclonal antibody technology – no molecular splicing needed to make vaccine
– Only therapy with peer-reviewed publication of complete phase 2 trial data
– Longest follow up of phase 2 patients
– Only therapy being co-developed with National Cancer Institute
Compared to non-specific passive immunotherapies
– Long-term active immunity against cancer vs. transient benefit of passive therapies
– Only targets cancerous B cells
– No clinical complications related to immunosuppression
– No radioactive substances required (eg Bexxar, Zevalin)
Compared to chemotherapy
– BiovaxID complements standard chemotherapy regimens
– Future testing will focus on BiovaxID replacement of chemotherapy
– Benefits of replacement will include elimination of unwanted chemotherapy side-effects and reduced time and cost of total therapeutic regimen

Autologous immunotherapies for NHL:  positive  results from
multiple phase 2 trials and clinical studies
Phase 2 study
Peer review
clinical study
Phase 2 study
Phase 2 study
Peer review
clinical study
Type of study
5
4
3
2
1
Ref.
#
21 Genitope Recombinant Id-KLH Two centers
(Stanford, Nebraska)
Genitope (2001)
# of
patients
Sponsor Type of antigen Type of trial Author/Sponsor
103 Favrille Id-KHL (recombinant) Multi- Center Favrille (2004)
25 Stanford
Univ.
Dendritic cells pulsed
with Id-KLH
(monoclonal).
Single Center
(Stanford Univ.)
Timmerman et al
2002
20 NCI/BioVest Id-KLH (monoclonal) Single Center (NIH) Bendandi et al 1999
41 Stanford
Univ.
Id-KLH (monoclonal) Single center trial
(Stanford Univ.)
Hsu et al, 1997
The BiovaxID approach to treating NHL using autologous idiotype monoclonal antibodies
(lines 1 and 2) was the first successful application of antibody therapy to NHL
BiovaxID phase 2 trial and follow-up data was the impetus for the development of the field of autologous NHL therapy
BiovaxID follow-up data provide support safety and efficacy of therapy
1. Hsu et al, Blood 1997; 89:3129 4. Timmerman JM et al, Blood 2002; 99:1517
2. Bendandi M, et al Nature Medicine 1999; 10:1171 5. Favrille reports and ASH 2004.
3. Genitope reports and ASH 2001.
Studies using
the BiovaxID
approach
Studies using
alternative
approaches
Over 200 patients treated in all Phase II trials of Id-KLH for treatment of indolent – NHL

Median Disease Free Survival
(Years)

BioVest International

BiovaxID - only autologous therapy for NHL shown to induce both clinical and molecular remissions in patients
NCI/BioVest Phase II study in 20 patients
with long-term follow-up
At 9.9 years median follow-up: 95% alive
and 55% tumor free¹
Historical comparison: 50% alive and 0%
tumor free
72% of treated patients remained in
molecular remisison at the latest time their
samples were analyzed (median follow-up of
18 months)
Excellent adverse event profile; no negative
impact on patient quality-of-life
1. Santos et al (2005) Abstract #645, ASH Annual Meeting
2. Neelapu et al (2005) Clin. Lymphoma, ^, 61-64
3. Czuczman et al, (2004) J Clin Oncol, 22, 11-47
BiovaxID Phase 2 median disease free survival surpasses most widely used current therapy
CHOP-R³
(current
widely used
therapy)
BiovaxID¹
NCI
study²
8.0
2.2
6.9
0
1
2
3
4
5
6
7
8
9
BiovaxID
NCI study
(ProMACE
CytaBOM)
CHOP-R

BiovaxID: Near-Term Milestones
2006
2006
2007
2007
Continue pursuit of fast track designation
Continue strategies to expedite clinical trial
Open clinical sites in Russia and EU
Double size of vaccine manufacturing facility
AutovaxID-C instruments approved for use in clinical trial
2006 DSMB review
Begin development of commercial facility for BiovaxID manufacture
Complete enrollment in follicular lymphoma
Begin clinical trials for BiovaxID in other
indications
2007 DSMB review

BioVest Advanced Instrumentation Division
AutovaxID-C
– The culmination of over 15 years of development at
BioVest
– Currently installed and operating at BioVest
– Earlier BioVest instruments currently being used by
over 100 companies worldwide
AutovaxID-C
Early BioVest cell
culture instruments
20 years of leadership in the design and manufacture
of innovative automated cell culture instruments

AutovaxID-C - enabling the scalable manufacture of personalized biological therapies
The AutovaxID-C - the only automated
cell culture instrument available
Automated instrument – no manual
transfers or manipulations
Minimal contamination risk– cell growth
takes place in sealed sterile patient-
specific modules.
Reduces manufacturing failures
Minimizes error
Provides BioVest with a significant
manufacturing advantage in the NHL
therapy field
Uses flasks or bottles (shown here) to grow
cells
Many labor-intensive manual manipulations
and transfers
Significant risk of contamination
Manual cell culture

AutovaxID-C  provides BioVest with a competitive edge
in the manufacture of BiovaxID
Large labor force needed
Isolation requirements for manual
process means large facilities
Need for costly procedure rooms with
sophisticated air handling systems
Material and process tracking via
manual entry in numerous records and
forms – paper batch record generated
Multiple culture transfers between
flasks increases possibility of
contamination
Efficient use of manpower
Sealed growth modules mean
compact facilities
Minimal need for costly facility air
handling systems
Automated electronic batch
record generated
Sealed sterile culture module
eliminates possibility of
contamination.
Manual
cell culture
AutovaxID-C
cell culture

BioVest conducted a nation-wide market survey of potential users of the
AutovaxID-C
Seventy respondents participated in the survey, representing 29 commercial companies (biotech/pharma/contract manufacturing) and
41 university-based centers
With only a brief introduction to the instrument 50% of respondents indicated a desire to acquire one or more AutovaxID-Cs
AutovaxID-C features identified by potential users as having a high value include:
– Antibody output
– Automation
– Ease of use
– Size (space savings)
– Self containment (limits need for costly clean room space)
AutovaxID-C : strong market feedback
Survey conducted by

Organizations expected to use AutovaxID-C instruments number over 500 in the US alone
Instrument sales revenue will be complemented by recurring revenue for the disposable single-use AutovaxID-C cell growth cartridges
Additional sources of revenue include pre-filled growth media containers, service, and custom growth cartridges
Key enabling technology for the emerging field of personalized medicine
Total market for AutovaxID-C and consumables estimated at $120MM in US
Comparably sized market estimated to be available in Europe
Market expected grow with increasing use of personalized medicine
AutovaxID-C offers the opportunity of revenues in 2006/2007

AutovaxID-C:  Near-Term Milestones
2006
2006
2007
2007
Incorporate AutovaxID-C into clinical trial
Initiate approval process for AutovaxID-C as Class 1 Medical device
Open clinical sites in Russia and EU
Finalize manufacturing source for AutovaxID-C and disposables
Install AutovaxID-C in external beta test sites
Begin commercial sales of AutovaxID-C
AutovaxID-C roll out at scientific meetings
Delivery of commercial AutovaxID-C units

Biovest Facilities
Facilities:
– Worcester, MA: GMP vaccine
development and manufacturing center
– Minneapolis, MN: engineering and
instrument development center
– Commercial vaccine manufacturing
facility completion projected in
2007/2008
Staff:
– 80  employees in Worcester, MA and
Minneapolis, MN

BioVest capital structure - uncomplicated
Authorized Capital Stock:
– Common: 300,000,000 shares $0.01 par
– Preferred: 50,000,000 shares $0.01 par
Outstanding Capital Stock:
– Common: 90,920,237 shares issued
– Preferred: 0 shares issued
Fully Diluted:
– Options:
3,816,100¹
– Warrants: 1,045,000
– Convertible Rights:
9,485,011²
Inter-company Loan (Accentia):
– Working Capital $ 1,200,000
– Owed to Accentia for Stock Issued $ 3,739,591
– Owed by Accentia for
FRR³
exercise $(2,946,775)
– Net Balance $ 1,992,816
As of December 1, 2005
As of December 1, 2005
1. May increase to an authorized maximum of 7,000,000 under 2000 option plan.  A 2006 Plan is under development.
2. Assumes conversion of debt which will be paid at 6/16/2006.
3. FRR: First Right of Refusal.

Biovest background and recent developments
2005: Balance sheet simplified through elimination of $5.5 MM debt and reduction of outstanding warrants and convertible rights to equity
2005:  Approximately 510 shareholders of record (December, 2005)
2005: Commenced public trading on OTC Bulletin Board (BVTI.OB) - August
2005: Transfer of all vaccine manufacturing to Worcester facility
2004: Took over NHL clinical trial from NCI
2003: Accentia acquires 81% ownership of BioVest
2001: Awarded Cooperative Research and Development Agreement with NCI for commercialization of NHL vaccine therapy
2000: Chosen as contract manufacturer for NCI cancer vaccine
Company formed through merger of Cellex and Unisyn – instrumentation and GMP manufacture of biologics – over 20 years in the cell culture instrumentation business
SEC registrant since mid-1983

ACCENTIA BIOPHARMACEUTICALS

BioVest International

Accentia provides strong infrastructure and support to
BioVest
Accentia Biopharmaceuticals
-
Biopharmaceutical company developing and commercializing late-stage therapeutics in respiratory disease and oncology. Growing specialty pharmaceutical business.
81% ownership of BioVest
Advantages to BioVest-
Access to experienced senior management
Access to developmental funding
Distribution agreement with Accentia to assure expertise and commercialization capability at pre-
determined cost
Reduced administrative costs due to shared resources
Internal medical CRO support for design and implementation of clinical trials
Strong regulatory affairs group
Pharmaco-economics, epidemiology, medical outcomes and statistical expertise
Financial, accounting and human resources administration support
European base of operations

BioVest: Corporate Overview
Products
Company
Strong foundation in the GMP manufacture of biologics and nearly two decades of experience in automated cell culture instrumentation
BiovaxID
Lead product target to treat 34,000 new indolent follicular  B cell lymphoma patients per year
164,000 new patients with B cell non-Hodgkin’s lymphoma
and related diseases each year worldwide
Only therapy shown in peer reviewed publication to induce
both clinical and molecular remission in patients with follicular lymphoma
Only therapy for follicular lymphoma being developed in
collaboration with the National Cancer Institute
Only autologous immunotherapy containing complete copy of
a patient’s own target protein.
AutovaxID-C
Proprietary instruments offer technological and
economic advantages to BioVest
Believed to be the only scalable automated
manufacturing technology for biologics available today
Supports world-wide roll-out of BioVest personalized
medicine products
Positions BioVest to capitalize on the expected growth in
personalized medicine
Opportunity
Revenue from sale of AutovaxID-C instruments potentially as early as 2006/2007
Revenue from commercial launch of BiovaxID potentially as early as 2009